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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2005



                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

    DELAWARE                        1-11657                      36-4062333
(State or other                   (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)
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          P.O. Box 2353
          Orlando, Florida                                         32802
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (407) 826-5050
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7.01  REGULATION FD DISCLOSURE.

         On December 5, 2005, Tupperware Corporation ("Tupperware") announced that it had completed the acquisition of the direct selling business of Sara Lee Corporation ("Sara Lee") pursuant to a Securities and Asset Purchase Agreement dated as of August 10, 2005 (the "Agreement"), for $556 million in cash, subject to a post-closing working capital purchase price adjustment. Reference is made to Tupperware's Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on August 15, 2005 for a summary description of the material terms of the Agreement.

         As part of the acquisition, Tupperware, through its subsidiaries, has acquired the direct selling business of Sara Lee that sells a wide variety of consumable products, primarily color cosmetics, skin care, fragrances, and toiletries, in 18 countries under the trade names of House of Fuller, Nutrimetics, NaturCare, Avroy Shlain, Nuvo Cosmeticos, Swissgarde, and House of Sara Lee, through a sales force of over 900,000 independent consultants.

         In conjunction with the acquisition, Tupperware also announced that it is changing its corporate name from Tupperware Corporation to Tupperware Brands Corporation.

         A copy of the press release announcing the completion of the acquisition and change of Tupperware's corporate name is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS. The financial statements required by Item 9.01(a) are not included in this report. Tupperware intends to file these financial statements by an amendment within the time period permitted by this Item.

(b) PRO FORMA FINANCIAL INFORMATION. The financial statements required by Item 9.01(b) are not included in this report. Tupperware intends to file these financial statements by an amendment within the time period permitted by this Item.

(c) EXHIBITS

Exhibit No.         Description
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99.1                Press release, dated December 5, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TUPPERWARE CORPORATION
                                          (Registrant)

                                          /s/  Thomas M. Roehlk
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                                          By:  Thomas M. Roehlk
                                               Executive Vice President,
                                               Chief Legal Officer and Secretary

Date:  December 5, 2005